ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

| Filed in the office of | Document Number 20090880802-47 |
|---|---|
| Ross Miller, Secretary of State, State of Nevada | Filing Date and Time 12/23/2009 10:30 AM |
| | Entity Number E0655962009-8 |

# Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

| | |
|---|---|
| **1. Name of Corporation:** | Ciglarette, Inc. |
| **2. Registered Agent for Service of Process:** (check only one box) | [X] Commercial Registered Agent: CSC Services of Nevada, Inc. (Name)<br>[ ] Noncommercial Registered Agent (name and address below) **OR** [ ] Office or Position with Entity (name and address below)<br>Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity:<br>Street Address: City: Nevada Zip Code:<br>Mailing Address (if different from street address): City: Nevada Zip Code: |
| **3. Authorized Stock:** (number of shares corporation is authorized to issue) | 100,000,000 shares preferred stock<br>Number of shares with par value: 50,000,000 shares common stock<br>Par value per share: $ .0001<br>Number of shares without par value: |
| **4. Names and Addresses of the Board of Directors/Trustees:** (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees) | 1) Lisan Rahman (Name)<br>19924 Shallow Creek Loop (Street Address), Manassas (City), VA (State), 20109 (Zip Code)<br>2) Name:<br>Street Address: City: State: Zip Code: |
| **5. Purpose:** (optional; see instructions) | *The purpose of the corporation shall be:* |
| **6. Name, Address and Signature of Incorporator:** (attach additional page if more than one incorporator) | Corporation Service Company (Name)<br>830 Bear Tavern Road (Address), West Trenton (City), NJ (State), 08628 (Zip Code)<br>Corporation Service Company<br>**X** By: Elizabeth R. Konieczny (Incorporator Signature) |
| **7. Certificate of Acceptance of Appointment of Registered Agent:** | *I hereby accept appointment as Registered Agent for the above named Entity.*<br>CSC Services of Nevada, Inc.<br>**X** By: Elizabeth R. Konieczny<br>Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity<br>Date: 12/23/2009 |

Elizabeth R. Konieczny, Asst. Vice President

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

| Filed in the office of | Document Number 20100261700-29 |
| --- | --- |
| Ross Miller Secretary of State State of Nevada | Filing Date and Time 04/21/2010 2:40 PM |
| | Entity Number E0655962009-8 |

# Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

**Certificate of Correction**

**(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)**

1. The name of the entity for which correction is being made:

CIGLARETTE, INC.

2. Description of the original document for which correction is being made:

ARTICLES OF INCORPORATION

3. Filing date of the original document for which correction is being made: 12/23/2009

4. Description of the inaccuracy or defect.

AUTHORIZED STOCK:

100,000,000 PREFERRED SHARES, $.0001 PAR VALUE
50,000,000 COMMON SHARES, $.0001 PAR VALUE

5. Correction of the inaccuracy or defect.

AUTHORIZED STOCK:

100,000,000 PREFERRED SHARES, $.0001 PAR VALUE
500,000,000 COMMON SHARES, $.0001 PAR VALUE

6. Signature:

X ______________________ President 4/20/09

**Authorized Signature** **Title *** **Date**

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members: a limited partnership or limited-liability limited partnership, by a general partner: a limited-liability partnership, by a managing partner; a business trust, by a trustee.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

*090201*

| Filed in the office of | Document Number 20110180281-44 |
| --- | --- |
| Ross Miller Secretary of State State of Nevada | Filing Date and Time 03/10/2011 12:00 PM |
| | Entity Number E0655962009-8 |

# Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Ciglarette, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article I:

To amend the name of the Corporation from Ciglarette, Inc. to Kirin International Holding

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 72.28%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State Amend Profit-After
Revised: 3-6-09

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

*090401*

| Filed in the office of | Document Number |
|---|---|
| Ross Miller<br>Secretary of State<br>State of Nevada | 20110189426-74 |
| | Filing Date and Time<br>03/14/2011 2:35 PM |
| | Entity Number<br>E0655962009-8 |

# Certificate of Correction
(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Correction
**(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)**

1. The name of the entity for which correction is being made:

Kirin International Holding

2. Description of the original document for which correction is being made:

Articles of Incorporation

3. Filing date of the original document for which correction is being made: 3/10/11

4. Description of the inaccuracy or defect.

Name of the Corporation is incorrect

5. Correction of the inaccuracy or defect.

The correction of the inaccuracy is Kirin International Holding, Inc.

6. Signature:

X 胡柏林

| Authorized Signature | President & CEO<br>Title * | 5/09/2011<br>Date |
|---|---|---|

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members; a limited partnership or limited-liability limited partnership, by a general partner; a limited-liability partnership, by a managing partner; a business trust, by a trustee.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

*090401*

| Filed in the office of | Document Number |
|---|---|
| Ross Miller<br>Secretary of State<br>State of Nevada | 20110189426-74 |
| | Filing Date and Time<br>03/14/2011 2:35 PM |
| | Entity Number<br>E0655962009-8 |

# Certificate of Correction

(PURSUANT TO NRS CHAPTERS 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 AND 92A)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Correction

**(Pursuant to NRS Chapters 78, 78A, 80, 81, 82, 84, 86, 87, 87A, 88, 88A, 89 and 92A)**

1. The name of the entity for which correction is being made:

Kirin International Holding

2. Description of the original document for which correction is being made:

Articles of Incorporation

3. Filing date of the original document for which correction is being made: 3/10/11

4. Description of the inaccuracy or defect.

Name of the Corporation is incorrect

5. Correction of the inaccuracy or defect.

The correction of the inaccuracy is Kirin International Holding, Inc.

6. Signature:

X 胡躬龙罗林

| Authorized Signature | President & CEO<br>Title * | 5/09/2011<br>Date |
|---|---|---|

* If entity is a corporation, it must be signed by an officer if stock has been issued, OR an incorporator or director if stock has not been issued; a limited-liability company, by a manager or managing members: a limited partnership or limited-liability limited partnership, by a general partner: a limited-liability partnership, by a managing partner; a business trust, by a trustee.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*

*090204*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

| Filed in the office of | Document Number |
| --- | --- |
| Barbara K. Cegavske | 20160015870-80 |
| Barbara K. Cegavske Secretary of State State of Nevada | Filing Date and Time 01/13/2016 11:37 AM |
| | Entity Number E0655962009-8 |

# Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

## Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
**(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)**

1. Name of corporation:

Kirin International Holding, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 The name of the corporation is: Yangtze River Development Limited

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 53.17

4. Effective date and time of filing: (optional) Date: Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X [signature] Xiangyao Liu 刘相尧

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

**IMPORTANT:** Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

*This form must be accompanied by appropriate fees.*